TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 039
EBP, Tax Status [Line Items]
TAX STATUS	TAX STATUS
The Puerto Rico Treasury Department determined and informed the Company by letter dated November 20, 2025 that the Plan meets the requirements of Section 1081.01 of the Puerto Rico Internal Revenue Code of 2011 (“Code”) and that the trust established thereunder (“Trust”) will be entitled to exemption from local income taxes under the Code. The Plan has been amended since receiving the determination letter. The Company believes that the current design and operation of the Plan are consistent with preservation of the qualification of the Plan and exemption of the Trust in the context of the applicable procedures of the Puerto Rico Treasury Department.
Accounting principles generally accepted in the United States of America require plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the organization has taken an uncertain position that more likely than not would not be sustained upon examination by The Puerto Rico Treasury Department. As of December 31, 2025 and 2024, the Company has analyzed the tax positions taken by the Plan and has concluded that there are no uncertain positions taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Company believes it is no longer subject to income tax examinations for years prior to 2021.